UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 17, 2005

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22419	94-3177883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47266 Benicia Street, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 354-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective May 17, 2005, the common stock of Cardima, Inc. (the “Company”) was delisted from The Nasdaq SmallCap Market. The intention of Nasdaq to delist the Company’s common stock was previously disclosed in the Company’s press release dated May 6, 2005. The Company’s common stock is quoted on the “Pink Sheets” under the symbol “CRDM” and may be accessed under that symbol or “CRDM.PK,” depending on the financial site accessed for quotations. The Company cannot provide assurance that its securities will continue to be quoted on the Pink Sheets or in any other market or quotation service or that any broker or market maker will make a market in the Company’s common stock.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIMA, INC.

Date: May 17, 2005	By:	/s/ Barry D. Michaels
Barry D. Michaels
Interim Chief Financial Officer and Secretary

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